SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material pursuant to Rule 14a-12

                       FIRST MID-ILLINOIS BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)

                       FIRST MID-ILLINOIS BANCSHARES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

|_|  Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

[GRAPHIC OMITTED]

                                        April 18, 2006



Dear Fellow Stockholder:


     On behalf of the Board of Directors and management of First Mid-Illinois Bancshares, Inc., I cordially invite you to attend the Annual Meeting of Stockholders of First Mid-Illinois Bancshares, Inc. to be held at 4:00 p.m. on May 24, 2006, in the lobby of First Mid-Illinois Bank & Trust, 1515 Charleston Avenue, Mattoon, Illinois.

     The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the meeting. We have also enclosed a copy of the Company's 2005 Report to the Owners and its Annual Report on Form 10-K for the recently completed fiscal year. At the meeting, we will report on Company operations and the outlook for the year ahead. Directors and officers of the Company, as well as a representative of BKD, LLP, the Company's independent auditors, will be present to respond to any appropriate questions stockholders may have.

     I encourage you to attend the meeting in person. Whether or not you plan to attend the meeting, please act promptly to vote your shares. You may vote your shares by completing, signing and dating the enclosed proxy card and returning it in the accompanying postage paid envelope provided. You also may vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you attend the meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing, by telephone or through the Internet. This will ensure that your shares are represented at the meeting. If you have any questions concerning these matters, please contact me at (217) 258-0415 or Christie L. Wright, Manager of Shareholder Services, at
(217) 258-0493. We look forward with pleasure to seeing and visiting with you at the meeting.

                                        Very truly yours,

                                        FIRST MID-ILLINOIS BANCSHARES, INC.

                                        /s/ William S. Rowland
                                        William S. Rowland
                                        Chairman and Chief Executive Officer

--------------------------------------------------------------------------------

1515 Charleston Avenue o P.O. Box 499 o Mattoon, IL 61938 o Phone:(217) 258-0493

[GRAPHIC OMITTED]

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2006


                       FIRST MID-ILLINOIS BANCSHARES, INC.
                      1515 CHARLESTON AVENUE, P.O. BOX 499
                             MATTOON, ILLINOIS 61938
                                 (217) 258-0493

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders of First Mid-Illinois Bancshares, Inc. will be held in the lobby of First Mid-Illinois Bank & Trust, 1515 Charleston Avenue, Mattoon, Illinois, on Wednesday, May 24, 2006 at 4:00 p.m. local time.

The meeting is for the purpose of considering and acting upon:

1. The election of three directors of the Company; and
2. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 3, 2006 as the record date for the determination of the stockholders entitled to vote at the meeting and any adjournments thereof.

You are requested to act promptly to vote your shares by completing, signing and returning the enclosed proxy card in the enclosed return envelope or by telephone or through the Internet by following the instructions set forth on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ William S. Rowland
William S. Rowland
Chairman and Chief Executive Officer

Mattoon, Illinois
April 18, 2006

[GRAPHIC OMITTED]


                                 PROXY STATEMENT


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Mid-Illinois Bancshares, Inc. to be voted at the Annual Meeting of Stockholders to be held in the lobby of First
Mid-Illinois Bank & Trust, 1515 Charleston Avenue, Mattoon, Illinois, on Wednesday, May 24, 2006 at 4:00 p.m. local time. The Board of Directors would like to have all stockholders represented at the meeting. Please complete, sign and return your proxy card in the enclosed return envelope, telephone the toll-free number listed on your proxy card, or use the Internet site listed on your proxy card.

     The accompanying Notice of Annual Meeting, this Proxy Statement and the proxy card are first being mailed to stockholders on or about April 18, 2006. The Company's Annual Report on Form 10-K for the recently completed fiscal year, which includes the consolidated financial statements of the Company, is also enclosed.

     The Company is a diversified financial services company which serves the financial needs of central Illinois. The Company owns all the outstanding capital stock of First Mid-Illinois Bank & Trust, N.A., a national banking association (the "Bank"), with offices in Mattoon, Charleston, Effingham, Altamont, Neoga, Sullivan, Arcola, Taylorville, Tuscola, Monticello, DeLand, Urbana, Decatur, Highland, Pocahontas, Champaign, and Maryville, Illinois; Mid-Illinois Data Services, Inc., a data processing company ("Data Services"); and The Checkley Agency, Inc., an insurance agency ("Checkley").

     Only holders of record of the Company's Common Stock at the close of business on April 3, 2006 (the "Record Date") will be entitled to vote at the annual meeting or any adjournments or postponements of such meeting. On the Record Date, the Company had 4,367,941 shares of Common Stock issued and outstanding. In the election of directors, and for any other matters to be voted upon at the annual meeting, each issued and outstanding share of Common Stock is entitled to one vote.

     You may revoke your proxy at any time before it is voted. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. You may revoke your proxy at any time before it is voted by delivering written notice of revocation to the Secretary of the Company at 1515 Charleston Avenue, P.O. Box 499, Mattoon, Illinois 61938, by executing and delivering a subsequently dated proxy, by voting by telephone or through the Internet on a later date, or by attending the annual meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors with respect to the proposal described herein.

     A quorum of stockholders is necessary to take action at the annual meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company entitled to vote at the meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of election appointed for the meeting and will be counted as present for purposes of determining whether a quorum is present. The inspector of election will treat broker non-votes as present and entitled to vote for purposes of determining whether a quorum is present. "Broker non-votes" refers to a broker or other nominee holding shares for a beneficial owner not voting on a particular proposal because the broker or other nominee does not have discretionary voting power regarding that item and has not received instructions from the beneficial owner.

     The expenses of solicitation, including the cost of printing and mailing, will be paid by the Company. Proxies are being solicited principally by mail, by telephone, and by e-mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally, by telephone, by fax or by special letter. The Company may also reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The following table sets forth, as of February 1, 2006, the number of shares of Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock (who are not also directors), each director nominee of the Company, each director, the "named executive officers" (as defined below) and all director nominees, directors and executive officers of the Company as a group.


        Name and Address        Amount and Nature of    Percent of Common
       of Beneficial Owner     Beneficial Ownership(1)  Stock Outstanding

Principal Stockholders

David R. Hodgman
c/o Schiff Hardin LLP
6600 Sears Tower
Chicago, Illinois 60606             255,966(2)                  5.8%

Director Nominees, Directors
and Named Executive Officers:

Charles A. Adams                    381,004 (3)                 8.7% (18)

Kenneth R. Diepholz                  41,608 (4)                   *% (18)

Joseph R. Dively                      4,620 (5)                  * % (18)

Steven L. Grissom                   290,728 (6)                 6.6% (18)

Richard Anthony Lumpkin             417,145 (7)                 9.5% (18)

Daniel E. Marvin, Jr.                89,451 (8)                 2.0% (18)

Gary W. Melvin                      195,741 (9)                 4.4% (18)

Sara Jane Preston                    15,823 (10)                  *% (18)

William S. Rowland                   94,283 (11)                2.1% (18)

Ray Anthony Sparks                  189,020 (12)                4.3% (18)

John W. Hedges                       22,306 (13)                  *% (18)

Robert J. Swift, Jr.                  5,735 (14)                  *% (18)

Stanley E. Gilliland                 48,196 (15)                1.0% (18)

Michael L. Taylor                    11,448 (16)                  *% (18)


All directors and executive
officers as a group (17 persons)  1,826,918(17)                39.6% (19)

-----------------------

(1) Unless otherwise indicated, the nature of beneficial ownership for shares shown in this column is sole voting and investment power. The information contained in this column is based upon information furnished to the Company by the persons named above.

(2) The above amount includes 127,983 shares held by the Richard Anthony Lumpkin 1990 Personal Income Trust for the benefit of Benjamin Iverson Lumpkin dated April 20, 1990, and 127,983 shares held by the Richard
     Anthony Lumpkin 1990 Personal Income Trust for the benefit of Elizabeth Lumpkin Celio dated April 20, 1990. Mr. Hodgman, who serves as co-trustee of the aforementioned trusts, disclaims beneficial ownership of the foregoing 255,966 shares held by these trusts.

(3) The above amount includes 87,325 shares held by Mr. Adams individually. The above amount also includes 256,591 shares of Common Stock held by a corporation which Mr. Adams is deemed to control; 5,266 shares held by Mr. Adams' spouse, over which shares Mr. Adams has no voting and investment power; 29,572 shares held for the account of Mr. Adams under the Company's Deferred Compensation Plan; and options to purchase 2,250 shares of Common Stock.

(4) The above amount includes 13,255 shares held by Mr. Diepholz individually. The above amount also includes 15,228 shares held for the account of Mr. Diepholz under an Individual Retirement Account; and options to purchase 13,125 shares of Common Stock.

(5) The above amount includes 1,818 shares held by Mr. Dively individually; 552 shares held for the account of Mr. Dively under the Company's Deferred Compensation Plan; and options to purchase 2,250 shares of common stock.

(6) The above amount includes 26,137 shares held by Mr. Grissom. The above amount also includes 127,983 shares held by the Richard Anthony Lumpkin
     1990 Personal Income Trust for the benefit of Benjamin Iverson Lumpkin dated April 20, 1990, and 127,983 shares held by the Richard Anthony Lumpkin 1990 Personal Income Trust for the benefit of Elizabeth Lumpkin Celio dated April 20, 1990. Mr. Grissom, who serves as co-trustee of the aforementioned trusts, disclaims beneficial ownership of the foregoing 255,966 shares held by these trusts. The above amount also includes options to purchase 8,625 shares of Common Stock.

(7) The above amount includes 180,566 shares held by Mr. Lumpkin individually. The above amount also includes 85,845 shares held by The Lumpkin Family Foundation, of which Mr. Lumpkin serves as a trustee, and of which shares beneficial ownership is disclaimed; 66,989 shares held by SKL Investment Group, of which Mr. Lumpkin is a voting member; 37,746 shares held by the Richard Adamson Lumpkin Trust dated February 6, 1970 for the benefit of
     Richard Anthony Lumpkin, under which Mr. Lumpkin has sole voting and investment power; 32,874 shares held for the account of Mr. Lumpkin under the Company's Deferred Compensation Plan; and options to purchase 13,125 shares of Common Stock.

(8) The above amount includes 19,882 shares held by Mr. Marvin individually. The above amount also includes 19,750 shares held by Mr. Marvin's spouse, over which shares Mr. Marvin has no voting or investment power and of which Mr. Marvin disclaims beneficial ownership; 2,638 shares held by Mr. Marvin's grandchildren, over which Mr. Marvin has shared voting and investment power; 19,199 shares held for the account of Mr. Marvin under an Individual Retirement Account; 6,982 shares held for the account of Mr. Marvin under the Company's Deferred Compensation Plan; and options to purchase 21,000 shares of Common Stock.

(9) The above amount includes 158,290 shares held by Mr. Melvin. The above amount also includes 24,326 shares held for the account of Mr. Melvin under the Company's Deferred Compensation Plan; options to purchase 13,125 shares of Common Stock.

(10) The above amount includes 4,425 shares held by Ms. Preston individually. The above amount also includes 2,773 shares held for the account of Ms. Preston under the Company's Deferred Compensation Plan; and options to purchase 8,625 shares of Common Stock.

(11) The above amount includes 643 shares held by Mr. Rowland individually. The above amount also includes 16,526 shares for the account of Mr. Rowland under an Individual Retirement Account; 5,527 shares held for the account of Mr. Rowland under the Company's 401(k) Plan; 4,087 shares held for the account of Mr. Rowland under the Company's Deferred Compensation Plan; and options to purchase 67,500 shares of Common Stock.

(12) The above amount includes 103,308 held by Mr. Sparks. The above amount also includes 57,682 shares held by Sparks Investment Group, LP, and 6,100 held by the Sparks Foundation over which Mr. Sparks shares voting and investment power; 5,730 shares held by Mr. Sparks' spouse, over which shares Mr. Sparks has no voting and investment power; 1,215 shares by Mr. Sparks' child, over which Mr. Sparks has shared voting and investment power; 12,735 shares held for the account of Mr. Sparks under the Company's Deferred Compensation Plan; and options to purchase 2,250 shares of Common Stock.

(13) The above amount includes 375 shares held by Mr. Hedges individually. The above amount also includes 892 shares held for the account of Mr. Hedges under the Company's 401(k) Plan; 2,476 shares held for the account of Mr. Hedges under the Company's Deferred Compensation Plan; and options to purchase 18,563 shares of Common Stock.

(14) The above amount includes 1,035 shares held for the account of Mr. Swift under the Company's 401(k) Plan; 1,326 shares held for the account of Mr. Swift under the Company's Deferred Compensation Plan; and options to purchase 3,375 shares of Common Stock.

(15) The above amount includes 14,448 shares held by Mr. Gilliland. The above amount also includes 3,454 shares held for the account of Mr. Gilliland under an Individual Retirement Account; 11,736 shares held for the account of Mr. Gilliland under the Company's 401(k) Plan; 2,245 shares held for the account of Mr. Gilliland under the Company's Deferred Compensation Plan; and options to purchase 16,313 shares of Common Stock.

(16) The above amount includes 480 shares held for the account of Mr. Taylor under the Company's 401(k) Plan; and options to purchase 10,969 shares of Common Stock.

(17) Includes an aggregate of 211,034 shares obtainable upon the exercise of options.

(18) Percentage is calculated on a partially diluted basis, assuming only the exercise of stock options by such individual which are exercisable within 60 days.

(19) Percentage is calculated on a fully diluted basis, assuming the exercise of all stock options which are exercisable within 60 days by individuals included in the above table.

*        Less than 1%.

     As of February 1, 2006, the Bank acted as sole or co-fiduciary with respect to trusts and other fiduciary accounts which own or hold 171,316 shares or 3.9% of the outstanding Common Stock of the Company, over which the Bank has sole voting and investment power with respect to 148,674 shares or 3.4% of the outstanding Common Stock and shared voting and investment power with respect to 22,642 shares or .5% of the outstanding Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The directors of the Company are divided into Classes I, II and III having staggered terms of three years. For this year's annual stockholders meeting, the Board of Directors has nominated for election as Class II directors, for a term expiring in 2009, Joseph R. Dively, Sara Jane Preston, and William S. Rowland. Because Richard Anthony Lumpkin is retiring from the Board of Directors at the annual meeting, he was not nominated as a Class II director. Messrs. Dively and Rowland have served as directors of the Company since 2004 and 1991, respectively. Ms. Preston has served as director of the Company since 2000. The three individuals receiving the highest number of votes cast will be elected as directors of the Company and will serve as Class II directors for a three-year term. Broker non-votes, because they are not considered votes cast, will not be counted in the vote totals. The Company has no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Following Mr. Lumpkin's retirement, the number of directors will be nine, comprised of three Class I directors, three Class II directors, and three Class III directors.

     The following table sets forth as to each nominee and director continuing in office, his or her name, age, principal occupation and the year he or she first became a director of the Company. Unless otherwise indicated, the principal occupation listed for each person below has been his or her occupation for the past five years.

                       Age at                                                            Year First     Year
                       April                                                               Became       Term
Name                  3, 2006   Principal Occupation                                      Director     Expires
----                  -------   --------------------                                      --------     -------

DIRECTOR NOMINEES

Joseph R. Dively         46     Director of the Bank and the Company (since 2004);           2004        2006
                                Senior Vice President of Consolidated Communications
                                Holdings, Inc. and President of Illinois Telephone
                                Operations (since 2003); Vice President of Illinois
                                Consolidated Telephone Company (until 2002).

Sara Jane Preston        65     Director of the Bank (since 1999) and of the Company;        2000        2006
                                Director of Checkley (since 2002); retired President
                                and CEO of Charleston National Bank and the southern
                                Illinois lending operations of its successor
                                organizations (Boatmen's National Bank, NationsBank
                                and BankAmerica).

William S. Rowland       59     Chairman, President, Chief Executive Officer and             1991        2006
                                Director of the Company; Executive Vice President
                                (1997-1999), Treasurer and Chief Financial Officer
                                (1989-1999) of the Company; Director of Data Services
                                (since 1989); Director (since 1999), Chairman (since
                                1999), and Executive Vice President (1989-1999) of the
                                Bank; Director of Checkley (since 2002).

DIRECTORS CONTINUING IN OFFICE

Charles A. Adams         64   Director of the Bank (since 1989) and of the Company;          1984        2007
                              Director of Data Services (since
                              1987); Director of Checkley
                              (since 2002); President, Howell
                              Paving, Inc.

Daniel E. Marvin, Jr.    67   President Emeritus, Eastern Illinois University (since         1982        2007
                              2002); Chairman, President, Chief Executive Officer
                              (1983-1999) and Director of the Company; Director
                              (since 1980), Chairman (1983-1999), and

                              President and Chief Executive
                              Officer (1983-1997) of the Bank;
                              Director of Data Services
                              (1987-1992); Director of Checkley
                              (since 2006).

Ray Anthony Sparks       49   Director of the Bank (since 1997) and of the Company;          1994        2007
                              Director of Data Services (since 1996); Director of
                              Checkley (since 2002); former President of Elasco
                              Agency Sales, Inc. and Electrical Laboratories and
                              Sales Corporation; private investor, Sparks Investment
                              Group, LP.

Kenneth R. Diepholz      67   Director of the Bank (since 1984) and of the Company;          1990        2008
                              President, Ken Diepholz Chevrolet, Inc. (until 2000)
                              and Vice President, Ken Diepholz Chevrolet, Inc.
                              (since 2000); Vice President, Diepholz Auto Group
                              (since 2003); President, D-Co Coin Laundry; President,
                              Augusta Lakes; Owner, Diepholz Rentals.

Steven L. Grissom        53   Director of the Bank and the Company (since 2000);             2000        2008
                              Treasurer and Secretary of Consolidated Communications
                              Holdings, Inc., and its predecessors (2003-2006);
                              Administrative Officer of SKL Investment Group, LLC
                              (since 1997); Treasurer of Illinois Consolidated
                              Telephone Company (until 2006); Secretary of Illinois
                              Consolidated Telephone Company (2003-2006).

Gary W. Melvin           57   Director of the Bank (since 1984) and of the Company;          1990        2008
                              Director of Data Services (since 1987); President and
                              Co-Owner, Rural King Stores.


RETIRING DIRECTOR

Richard Anthony Lumpkin  71   Director of the Bank (since 1966) and of the Company;          1982
                              Chairman of the Board of Consolidated Communications
                              Holdings, Inc., and its predecessors and subsidiaries
                              (since 2003); Director of Ameren Corporation (since
                              1995); Vice Chairman, McLeod USA Inc. (until 2002);

                              Chairman, President, and CEO, Illinois Consolidated
                              Telephone Company (until 2002); in 1997, Illinois
                              Consolidated Telephone Company merged with McLeod USA;
                              in January 2002, McLeod USA filed a pre-negotiated
                              plan of reorganization through a Chapter 11 petition
                              filed in the U.S. Bankruptcy Court for the District of
                              Delaware in order to complete a recapitalization; in
                              April 2002, this plan of reorganization became
                              effective and McLeod USA emerged from Chapter 11
                              protection; in December 2002, a corporation led by Mr.
                              Lumpkin (Homebase Acquisition, LLC, a predecessor to
                              Consolidated Communications Holdings, Inc.) completed
                              its acquisition of Illinois Consolidated Telephone
                              Company and other operating entities from McLeod USA
                              in connection with the recapitalization.


    The Board of Directors recommends a vote "FOR" the election of Directors
             Dively, Preston and Rowland for a term of three years.

                       Age at
                      April 3,
Name                   2006     Principal Occupation
----                  -------   --------------------

NAMED EXECUTIVE OFFICERS

John W. Hedges           58    Director and President of the Bank (since 1999)
                               and Executive Vice President of the Company
                               (since 1999).

Robert J. Swift, Jr.     54    Executive Vice President of the Bank (since 2000)
                               and Vice President of the Company (since 2000).

Stanley E. Gilliland     61    Executive Vice President of the Bank (since
                               1994) and Vice President of the Company (since
                               1984).

Michael L. Taylor        37    Executive Vice President and Chief Financial
                               Officer of the Bank (since 2000) and Vice
                               President and Chief Financial Officer of the
                               Company (since 2000).


--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company has established an audit committee and a compensation committee. These committees are composed entirely of outside directors. The Board has also created other company-wide committees composed of officers of the Company and its subsidiaries.

     The Company does not maintain any standing nominating committee. The entire Board performs the functions of a nominating committee, and considers and acts on all matters relating to the nomination of individuals for election as directors. The Board does not believe it needs a separate nominating committee because the Board has the time and resources to perform the function of selecting director nominees. Also, more than two-thirds of the directors satisfy the independence requirements of the New York Stock Exchange. When the Board performs its nominating function, the Board acts in accordance with the Company's Certificate of Incorporation.

     Stockholders entitled to vote for the election of directors may submit candidates for consideration by the Company if the Company receives timely written notice, in proper form, for each such director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the annual meeting, the notice generally must be received within the time frame set forth in "Notice Provisions For Stockholder Nominations of Directors" below. To be in proper form, each written nomination must set forth: (1) the name, age, business address and, if known, the residence address of the nominee, (2) the principal occupation or employment of the nominee for the past five years, and (3) the number of shares of stock of the Company beneficially owned by the nominee and by the nominating stockholder.

     In the consideration of director nominees, including any nominee that a stockholder may submit, the Board of Directors considers, at a minimum, the following factors for new directors, or the continued service of existing directors: (a) the ability of the prospective nominee to represent the interests of the stockholders of the Company; (b) the prospective nominee's standards of integrity, commitment and independence of thought and judgment; (c) the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties; and (d) the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

     The current members of the audit committee are Messrs. Adams, Diepholz, Dively, Grissom, Marvin, Melvin, and Sparks, and Ms. Preston. The audit committee assists the Board of Directors in overseeing the corporate financial reporting process and the internal and the independent outside audits of the Company. The audit committee met eight times in 2005.

     The current members of the compensation committee are Messrs. Adams, Diepholz, Dively, Grissom, Lumpkin, Melvin, and Sparks, and Ms. Preston. Mr. Lumpkin is retiring from the compensation committee at the annual meeting. The compensation committee reports to the Board of Directors and has responsibility for all matters related to compensation of executive officers of the Company, including review and approval of base salaries, conducting a review of salaries of executive officers compared to other financial services companies in the region, fringe benefits, including modification of the retirement plan, incentive compensation and using their best judgment in determining that total executive compensation reflects the corporate mission, strategy and performance. The compensation committee met two times in 2005.

     A total of 14 regularly scheduled and special meetings were held by the Board of Directors of the Company during 2005. During 2005, all directors attended at least 75 percent of the meetings of the Board and the committees on which they served.

--------------------------------------------------------------------------------
             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The members of the audit committee of the Company during the fiscal year ended December 31, 2005 were Messrs. Sparks (Chairman), Adams, Diepholz, Dively, Grissom, Marvin, and Melvin, and Ms. Preston. The Board of Directors determined that each member of the audit committee satisfies the independence requirements of the New York Stock Exchange.

     The Securities and Exchange Commission requires that boards of directors determine whether any audit committee member qualifies as an "audit committee financial expert." The Board of Directors determined that Steven L. Grissom is an audit committee financial expert.

     The audit committee acts pursuant to a written charter that was reviewed and reassessed for adequacy and reaffirmed by the Board of Directors on January 24, 2006. The audit committee will continue to review and reassess the charter from time to time but not less than annually. A copy of this Audit Committee Charter is attached as Appendix A to this Proxy Statement.

     The audit committee reviewed and discussed with management the Company's audited financial statements as of and for fiscal year ended December 31, 2005.

     The audit committee also discussed with the independent auditors, BKD, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The audit committee received the written disclosures from BKD, LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and discussed with BKD, LLP the independence of that firm.

     Based on the review and discussion referred to above, the audit committee affirmed the determination of the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

     In addition, the audit committee considered whether the provision of services by BKD, LLP and KPMG LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q for the quarters ended March 31, 2005 and June 30, 2005 by KPMG LLP and for the quarter ended September 30, 2005 by BKD, LLP were compatible with maintaining the independence of BKD, LLP and KPMG LLP. See also "Independent Public Accountants."

     This audit committee report is submitted by the audit committee of the Board of Directors:

       Ray Anthony Sparks, Chairman         Steven L. Grissom
       Charles A. Adams                     Daniel E. Marvin, Jr.
       Kenneth R. Diepholz                  Gary W. Melvin
       Joseph R. Dively                     Sara Jane Preston

--------------------------------------------------------------------------------
                          FEES OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Audit Fees. The aggregate fees billed for professional services rendered by BKD, LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2005, audit of the Company's internal control over financial reporting as of December 31, 2005, and the review of the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 were $157,500.

     The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005 and for 2004 were $64,196 for the fiscal year ended December 31, 2005 and $233,800 for the fiscal year ended December 31, 2004.

     Audit-Related Fees. The aggregate fees billed for professional services rendered by BKD, LLP for audit-related services for the fiscal year ended December 31, 2005 (namely, acquisition related services) were $3,100.

     The aggregate fees billed for professional services rendered by KPMG LLP for audit-related services for the fiscal years ended December 31, 2005 and 2004 (namely, employee benefit plan audit and acquisition related services) were $53,896 and $10,000 respectively.

     Tax Fees. The aggregate fees billed for professional services rendered by BKD, LLP for the fiscal year ended December 31, 2005 were $6,200 for compliance.

     The aggregate fees billed for professional services rendered by KPMG LLP for the fiscal year ended December 31, 2004 were $4,850 for compliance and $3,500 for a stock split tax treatment memorandum.

     All Other Fees. The aggregate fees billed for professional services rendered by BKD, LLP and KPMG LLP for all products and services other than the foregoing for the fiscal years ended December 31, 2005 and 2004 were zero and zero, respectively.

     The audit committee preapproves all auditing services and permitted non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The audit committee preapproved all services performed by the independent auditors in 2005.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     Summary Compensation Information. The following table summarizes compensation for services to the Company and the Company's subsidiaries for the years ended December 31, 2005, 2004 and 2003 paid to or earned by any person serving as the Chief Executive Officer of the Company, and the four other most highly compensated executive officers of the Company, who are sometimes herein referred to as the "named executive officers."


                                                            Securities   All Other
Name and                                     Annual         Underlying    Compen-
Principal Position              Year     Compensation(1     Options(5)    sation
------------------              ----   Salary(2)    Bonus   ----------   --------
                                       ---------    -----
William S. Rowland, Chairman,   2005   $225,000   $ 21,375         0     $18,498(3)
President and Chief Executive   2004   $214,000   $ 87,740    12,000     $18,198(3)
Officer of the Company          2003   $200,000   $ 87,000    12,000     $17,898(3)


John W. Hedges, Executive Vice  2005   $154,500   $ 10,000         0     $10,534(4)
President of the Company        2004   $150,000   $ 38,850     4,875     $11,331(4)
                                2003   $140,000   $ 40,915     4,875     $10,855(4)


Robert J. Swift, Jr., Vice      2005   $131,800    $ 7,500         0     $ 9,513(4)
President of the Company        2004   $128,000   $ 27,562     3,375     $ 9,334(4)
                                2003   $126,500   $ 27,198     3,375     $ 9,222(4)


Stanley E. Gilliland,           2005   $120,800   $  2,737         0     $ 8,560(4)
Vice President of the Company   2004   $118,400   $ 22,045     3,375     $ 8,427(4)
                                2003   $116,000   $ 22,838     3,375     $ 8,330(4)


Michael L. Taylor, Vice         2005   $116,600   $ 10,000         0     $ 8,402(4)
President and Chief Financial   2004   $110,000   $ 23,444     3,375     $ 8,007(4)
Officer of the Company          2003   $100,000   $ 22,063     3,375     $ 7,324(4)

-------------------


(1) None of the named executive officers received any perquisites or other personal benefits, securities, or property in an amount exceeding 10% of his salary and bonus during 2005, 2004, and 2003.

(2)  Includes deferred amounts.

(3) Represents the Company's contributions to its retirement plan for 2005, 2004, and 2003 of $12,600, $12,300 and $12,000, respectively, and a $5,898 annual premium payment for an insurance policy purchased to fund a supplemental retirement and death benefit for Mr. Rowland. The Company is the beneficiary of this death benefit.

(4) Represents the Company's contributions to its retirement plan for each given year.

(5) There were no individual grants of stock options or any other form of equity based compensation awarded in 2005 to


     The following table sets forth information regarding the year-end values of unexercised stock options held by the named executive officers.


                                                               Number of
                            Shares                       Securities Underlying       Value of Unexercised
                         Acquired on        Value         Unexercised Options        In-the-Money Options
      Name               Exercise (#)     Realized       at Fiscal Year-End (#)      at Fiscal Year-End(1)
      ----               -----------      --------     -------------------------  --------------------------
                                                       Exercisable Unexercisable  Exercisable  Unexercisable
                                                       ----------- -------------  -----------  -------------
William S. Rowland          --               --           55,125      30,375       $1,379,415      $303,086

John W. Hedges              --               --           14,063      11,812         $336,289      $110,183

Robert J. Swift, Jr.       3,375          $67,728(2)        --         8,437          --            $82,654

Stanley E. Gilliland       4,500         $128,375(2)      12,938       8,437         $315,405       $82,654

Michael L. Taylor           --               --            7,594       8,437         $178,816       $82,654


(1) This amount represents the difference between the market value of one share of the Company's Common Stock on December 31, 2005 ($40.55) and the option exercise price times the total number of shares subject to exercisable or unexercisable options.

(2) This amount represents the difference between the market value of one share of the Company's Common Stock on the day of exercise and the option exercise price times the number of shares exercised.

     Supplemental Executive Retirement Plan. The Company's supplemental executive retirement plan (the "SERP") applies to senior management employees recommended by the President and designated by the compensation committee. Mr. Rowland is the only member of current management which has been so designated. The SERP provides for Mr. Rowland to receive an annual benefit of a maximum of $50,000 for a 20 year period following his retirement. This benefit is subject to a vesting schedule with full benefit vesting at age 63. The Company serves as beneficiary of life insurance policies on Mr. Rowland with total death benefits of $750,000.

     Employment Agreements. In January 2005, the Company entered into a new employment agreement with William S. Rowland. The employment agreement generally provides for an initial base salary, which may be increased but not decreased, and a bonus of up to 50% of base salary, as well as other benefits under the agreement. The agreement has an initial term of three years, which may be extended upon mutual agreement. In the event of termination of Mr. Rowland's employment by the Company without cause, the Company will be obligated to pay an amount equal to one year's salary. Under certain circumstances, if Mr. Rowland's employment discontinues following a change in control of the Company, the successor to the Company is obligated, among other things, to pay an amount equal to two years' base salary. The employment agreement includes a covenant which limits the ability of Mr. Rowland to compete with the Bank for a period of two years following the termination of his employment. In October 2005, the Company entered into a similar agreement with John W. Hedges, which provides for a bonus of up to 35% of base salary, and a payment in an amount equal to two years' base salary if employment discontinues following a change in control of the Company.

     In August 2003, the Company entered into a similar agreement with Robert J. Swift, Jr., which provides for a bonus of up to 25% of base salary and a payment in an amount equal to one year's base salary if employment discontinues following a change in control of the Company. In May 2004, the Company entered into a similar agreement with Stanley E. Gilliland, which provides for a bonus of up to 25% of base salary and a payment in an amount equal to one year's base salary if employment discontinues following a change in control of the Company. In May 2004, the Company entered into a similar agreement with Michael L. Taylor, which provides for a bonus of up to 25% of base salary and a payment in an amount equal to one year's base salary if employment discontinues following a change in control of the Company.

     Compensation Committee Interlocks and Insider Participation. The members of the compensation committee of the Board of Directors of the Company for the fiscal year ended December 31, 2005 were Messrs. Diepholz (Chairman), Adams, Dively, Grissom, Lumpkin, Marvin, Melvin, and Sparks, and Ms. Preston. During the fiscal year ended December 31, 2005, no member of the compensation committee was an officer or employee or a former officer of the Company or its subsidiaries, other than Mr. Marvin, the former Chairman, President and Chief Executive Officer of the Company. Mr. Marvin resigned as a member of the compensation committee in January, 2006. Also, during the fiscal year ended December 31, 2005, Mr. Rowland served as a director and member of the compensation committee of Coles Together, a not-for-profit economic development organization, and Mr. Grissom served as Chairman of Coles Together; Messrs. Hedges and Sparks served as directors, and Mr. Grissom served as President, of Mattoon Area Industrial Development Corporation, a not-for-profit industrial development corporation; Ms. Preston and Messrs. Dively and Hedges served as members of the compensation committee and as directors and Mr. Sparks served as director of Sarah Bush Lincoln Health Systems, a not-for-profit medical facility; and Ms. Preston served as director of Eastern Illinois University Foundation, a not-for-profit organization. See also "Certain Relationships and Related Transactions."

     Compensation   Committee  Report.   It  is  the  compensation   committee's
responsibility to evaluate the performance of management, review total management compensation levels and consider management succession and other related matters. The committee reviews and approves in detail all aspects of compensation for the senior management of the Company.

     Compensation for senior management generally includes base salary, annual performance-based incentives and long-term stock incentives. The committee uses as a guide a "peer group" of financial institutions, including Illinois banks, public banking companies in the general area and commercial banks in the Midwest region in assessing competitive compensation trends and pay levels. The committee uses its best judgment when making executive compensation decisions to ensure executive compensation programs reflect the corporate mission, strategy and performance.

     Base Salaries. Base salaries for executive officers are reviewed annually and may be adjusted, when appropriate, to reflect competitive practices, changes in roles and responsibilities, and individual performance.

     Annual Incentive Compensation. Annual incentive amounts are payable contingent upon the financial performance of the Company, as measured by earnings per share, as well as the individual achievements of each officer. As a result, a portion of each executive officer's annual compensation is based upon the officer's performance, the performance of the operating unit for which the officer has primary responsibility, and the performance of the Company as a whole. The formulas for measuring performance and awarding bonuses objectively link financial and individual performance with bonus amounts.

     Long Term Stock Incentive Compensation. Stock incentive awards may be made under the stockholder-approved First Mid-Illinois Bancshares, Inc. 1997 Stock Incentive Plan (the "Plan"). The Plan is intended to provide a means whereby executive officers may sustain a sense of proprietorship and personal involvement in the continued success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interest of the Company and its stockholders. No stock-based compensation was granted in 2005.

     Chief Executive Officer Compensation. The compensation package for Mr. Rowland was determined in the same manner as for all other executive officers, except for Mr. Rowland's annual incentive compensation as described below. In November 2004, the compensation committee reviewed Mr. Rowland's base salary by evaluating the responsibilities of his position and his experience and performance. In addition, the compensation committee reviewed the comparison to base salaries for chief executive officers at peer group companies, and based on its own judgment determined to increase Mr. Rowland's 2005 base salary from $214,000 in 2004 to $225,000 for 2005. Mr. Rowland's 2005 annual incentive compensation opportunity was based 75% on the Company's earnings per share performance and 25% upon his individual performance. The Company's total performance was measured by comparing the financial results of the Company to the 2005 earnings per share goal established by the compensation committee in November 2004. The compensation committee determined that the earnings per share goal was not achieved and Mr. Rowland received no payment based on the Company's total performance. The compensation committee determined that Mr. Rowland achieved 76% of his individual objectives and Mr. Rowland received 9.5% of his base salary as incentive compensation based on his 2005 individual performance. No stock options or any other form of equity-based compensation was awarded to Mr. Rowland in 2005.

     The compensation committee reviewed the individual achievement and performance of executive officers and awarded incentive bonuses based on individual performance for 2005 to Messrs. Rowland, Hedges, Swift, Gilliland, and Taylor of $21,375, $10,000, $7,500, $2,737, and $10,000 respectively.

     The relationships between the base salaries and incentive compensation of Messrs. Rowland, Hedges, Swift, Gilliland, and Taylor for 2005, 2004, and 2003 were as follows:

              Incentive Compensation as a Percentage of Base Salary

                         2005        2004        2003
                         ----        ----        ----

William S. Rowland       9.5%        41%         44%
John W. Hedges           6.5%        26%         29%
Robert J. Swift, Jr.     5.7%        22%         22%
Stanley E. Gilliland     2.3%        19%         20%
Michael L. Taylor        8.6%        21%         22%


     This compensation committee report is submitted by the compensation committee of the Board of Directors:

        Kenneth R. Diepholz, Chairman               Richard Anthony Lumpkin
        Charles A. Adams                            Gary W. Melvin
        Joseph R. Dively                            Sara Jane Preston
        Steven L. Grissom                           Ray Anthony Sparks

--------------------------------------------------------------------------------
                         COMMON STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following Common Stock price performance graph compares the cumulative total stockholder return on a $100 investment in the Company's Common Stock to the cumulative total return of the S&P 500 Index and the Nasdaq Bank Stock Index for the period from December 31, 2000 through December 31, 2005. The amounts shown assume the reinvestment of dividends.


                                                    Cumulative Total Return
                                        -------- -------- -------- -------- -------- --------
                                          12/00    12/01    12/02    12/03    12/04    12/05

FIRST MID-ILLINOIS BANCSHARES, INC       100.00   127.09   145.06   251.40   320.01   344.18
S & P 500                                100.00    88.12    68.64    88.33    97.94   102.75
NASDAQ BANK                              100.00   106.35   107.47   137.00   154.24   149.95



[GRAPHIC OMITTED]
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                          COMMUNICATIONS WITH DIRECTORS
--------------------------------------------------------------------------------

     Any stockholder may communicate with any director by sending written correspondence addressed to such director in care of the Secretary of the Company at First Mid-Illinois Bancshares, Inc., 1515 Charleston Avenue, Mattoon, Illinois 61938. The Secretary or the designee thereof will forward such correspondence to the relevant director.

     The Company expects directors to attend the annual meeting, absent scheduling or other similar conflicts. All of the directors attended the annual meeting in 2005.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Directors of the Company received a $3,500 quarterly retainer for serving on the Board of Directors in 2005. Directors of the Company were not granted any form of stock-based compensation in 2005. Directors who are not employees of the Company also receive health insurance.

     Audit committee members received $500 for each audit committee meeting attended in 2005 and the audit committee chairman also received a $2,000 annual retainer. The audit committee financial expert also received a $1,500 annual retainer in 2005.

     Compensation   committee   members  received  $250  for  each  compensation
committee meeting attended in 2005 and the compensation committee chairman also received a $1,000 annual retainer.

     The following directors of the Company, who also served as outside directors of the Bank, namely, Messrs. Adams, Diepholz, Dively, Grissom, Lumpkin, Marvin, Melvin, and Sparks, and Ms. Preston, each received a $1,500 quarterly retainer for serving on the Bank's Board of Directors in 2005. The following directors of the Company, who also served as outside directors of Data Services, namely, Messrs. Adams, Melvin and Sparks, each received $250 per respective meeting attended in 2005. The following directors of the Company, who also served as outside directors of Checkley, namely, Messrs. Adams, Sparks, and Ms. Preston, each received $250 per respective meeting attended in 2005.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     Directors and officers of the Company and its subsidiaries and their associates were customers of and had transactions with the Company and its subsidiaries during 2005. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time or comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Specific 2005 transactions are described below.

     Messrs. Lumpkin and Grissom served as directors of the Company and were the beneficial owners of more than five percent of the Company's Common Stock. In addition, Messrs. Lumpkin and Grissom have beneficial ownership in the equity holders of MACC, LLC and Effingham Hi-Tech Partners and the capital stock of Agracel, Inc. MACC, Effingham High-Tech and Agracel had outstanding loans with the Bank. The highest outstanding aggregate balances during 2005 and the December 31, 2005 aggregate balances and interest rates of this indebtedness for MACC was $831,202 and $724,316 at 5.00 percent; for Effingham High-Tech was $2,114,289 and zero; and for Agracel was $5,991,175 and $5,168,354 at interest rates ranging between 7.25 and 7.75 percent.

     Consolidated  Communications  Holdings,  Inc.,  of  which  Mr.  Lumpkin  is
Chairman and a beneficial owner, and of which Mr. Grissom was Treasurer and Secretary until January 2006 and a beneficial owner and of which Mr. Dively is Senior Vice President and a beneficial owner, and its affiliates provided paging, long distance/800 and private line services, voice mail and customer premise equipment services to the Company in the amount of $514,451.

     Messrs. Diepholz, Melvin, Sparks, Adams, and Grissom who each served as director of the Company, had outstanding loans with the Bank. In addition, Messrs. Adams and Grissom were the beneficial owners of more than five percent of the Company's Common Stock. In the case of Mr. Diepholz, these loans included loans to Mr. Diepholz's sons, Robert D. Diepholz, Kenneth R. Diepholz, Jr., and Ronald Diepholz. The highest outstanding aggregate balances during 2005 and the December 31, 2005 aggregate balances and interest rates of this indebtedness was $9,182,984 and $7,102,595 at interest rates ranging between 5.25 and 8.00 percent for Mr. Diepholz; $1,511,887 and $1,403,259 at an interest rate of 6.00 percent for Mr. Melvin; $1,345,250 and zero for Mr. Sparks; $833,009 and zero for Mr. Adams; $90,457 and zero for Mr. Grissom; and $400,000 and zero for Mr. Marvin.


--------------------------------------------------------------------------------
           NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS OF DIRECTORS
--------------------------------------------------------------------------------

     Any stockholder wishing to nominate an individual for election as a director must comply with certain provisions in the Company's Certificate of Incorporation. The Company's Certificate of Incorporation establishes an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors of the Company, of candidates for election as directors. Generally, such notice must be delivered to or mailed to and received by the Secretary of the Company not fewer than 14 days or more than 60 days before a meeting at which directors are to be elected. The stockholder must also comply with certain other provisions set forth in the Company's Certificate of Incorporation relating to the nomination of an individual for election as a director. For a copy of the Company's Certificate of Incorporation, which includes the provisions relating to the nomination of an individual for election as a director, an interested stockholder should contact the Secretary of the Company at 1515 Charleston Avenue, P.O. Box 499, Mattoon, Illinois 61938.

--------------------------------------------------------------------------------
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     BKD, LLP acted as independent certified public accountants of the Company and its subsidiaries for the fiscal year ending December 31, 2005. BKD, LLP has served as the Company's independent auditors since July 26, 2005.

     KPMG LLP served as the Company's independent auditors from 1992 through July 26, 2005. On July 26, 2005, the Company engaged BKD, LLP as its independent registered public accounting firm after dismissing KPMG LLP on that date. These actions were approved by the Company's Audit Committee.

     The reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003, and KPMG LLP's report on management's assessment and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended December 31, 2004 and 2003, and through July 26, 2005 (the "Relevant Period"), there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to KPMG LLP's satisfaction, would have caused KPMG LLP to make reference thereto in connection with its report. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of Regulation S-K issued by the Securities and Exchange Commission.

     During the Relevant Period, neither the Company nor (to the Company's knowledge) anyone acting on behalf of the Company consulted with BKD LLP regarding either the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a Reportable Event.

     A representative from BKD, LLP is expected to be present at the annual meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions. The Company has not yet appointed its independent auditors for the fiscal year ending December 31, 2006 and expects to make that appointment later in the year.


--------------------------------------------------------------------------------
              INCLUSION OF STOCKHOLDER PROPOSALS IN PROXY MATERIALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1515 Charleston Avenue, P.O. Box 499, Mattoon, Illinois 61938, no later than December 20, 2006. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors of the Company does not intend to present any other matters for action at the annual meeting, and the Board has not been informed that other persons intend to present any other matters for action at the annual meeting. However, if any other matters should properly come before the annual meeting, the persons named in the accompanying proxy intend to vote thereon, pursuant to the proxy, in accordance with the recommendation of the Board of Directors of the Company.

-------------------------------------------------------------------------------
             SECTION 16 - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Based solely upon its review of reports on Forms 3, 4 or 5 and any amendments furnished to the Company under Section 16 of the Securities Exchange Act of 1934, and written representations from the executive officers and directors that no other reports were required, the Company believes that all of these Forms were filed on a timely basis by reporting persons during the fiscal year ended December 31, 2005.

                                   Appendix A
                       FIRST MID-ILLINOIS BANCSHARES, INC.
                                 (the "Company")
            Charter of the Audit Committee of the Board of Directors
                           As adopted January 24, 2006

Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring: (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditor.

The Audit Committee shall prepare the report required by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

Membership

The Audit Committee shall consist of no fewer than three members. Each member of the Audit Committee shall meet the independence and experience requirements of the Federal Deposit Insurance Corporation Act of 1991 and the regulations relating thereto and the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable rules and regulations of the SEC, as well as the independence requirements of the New York Stock Exchange.

Each member of the Audit Committee shall, in the judgment of the Board, have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the SEC. Audit Committee members shall be appointed by the Board of Directors. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet with management, the head of the internal audit department, and the independent auditor in separate executive sessions periodically, but not less frequently than annually, to discuss anything the Audit Committee or these groups believe should be discussed. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee, and to provide pertinent information as necessary. If the Chair of the Audit Committee is not present at a given meeting, the members of the Audit Committee present at such meeting may designate a Chair for that meeting by unanimous vote.

Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board of Directors. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the full Board for approval. The Audit Committee shall review the Audit Committee's own performance annually.

The Audit Committee shall:

Financial Statement and Disclosure Matters

o Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

o Establish a Disclosure Committee whose membership shall include, but not be limited to, the Audit Committee Chair, an audit committee financial expert, the Chief Executive Officer, and the Chief Financial Officer for the purpose of reviewing and discussing with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-Q, including the results of the independent auditor's procedures with respect to the quarterly financial statements.

o    Review and discuss reports from the independent auditor on:

     o    All critical accounting policies and practices to be used.

     o All alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     o Other material written communications between the independent auditor and management such as any management letter or schedule of unadjusted differences.

o Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, and any special steps adopted in light of material control deficiencies.

o Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

o    Discuss  with  management  and  the  independent   auditor  the  effect  of
     regulatory  and  accounting   initiatives  as  well  as  off-balance  sheet
     structures on the Company's financial statements.

o Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, relating to the conduct of the audit.

o Review the disclosures and certification made by the Company's Chief Executive Officer and Chief Financial Officer under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

Oversight of the Company's Relationship with the Independent Auditor

o Obtain and review a report from the independent auditor regarding, and discuss with the independent auditor, at least annually, all relationships between the independent auditor and the Company (including the matters set forth in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees). Review and evaluate at least annually the qualifications, performance and independence of the independent auditor, including considering whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence.

o Ensure the rotation of audit partners as required by Section 10A(j) of the Exchange Act.

o Recommend to the Board of Directors policies for the Company's hiring of employees or former employees of the independent auditor.

o Review with the independent auditor any audit problems or difficulties and management's response.

o Discuss with management and the independent auditor the scope of the annual audit, significant accounting policies, and audit conclusions regarding significant accounting estimates.

Oversight of the Company's Internal Audit Function

o Review the appointment, performance, and replacement of the head of the internal audit department.

o Review the significant reports to management prepared by the internal audit department and management's responses and follow-ups to these reports.

o Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

o Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act regarding the detection of illegal activity has not been implicated.

o Obtain reports from management, the head of the internal audit department, and the independent auditor that the Company and its wholly-owned subsidiaries are in conformity with applicable legal requirements and the Company's Codes of Ethics. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Codes of Ethics.

o Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

o Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

Limitation of Audit Committee's Role

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.